UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018

RELIV’ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19932	37-1172197
(Commission File Number)	(IRS Employer Identification No.)

136 Chesterfield Industrial Boulevard	Chesterfield, Missouri 63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 537-9715

                Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                                                                         Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2018, the Board of Directors of the Registrant named R. Scott Montgomery, age 48, as President of Operations and International, effective immediately. In this position, Mr. Montgomery serves as the Registrant’s principal operations officer. Mr. Montgomery has served in various capacities with the Registrant since 1993. He served as President of Reliv Asia Pacific from July 2012 until the present date. Previously he served as Executive Vice President and Chief Operating Officer from April 2007 to July 2012 and Senior Vice President – Worldwide Operations from 2004 to 2007. Mr. Montgomery graduated from Southwest Missouri State University, now known as Missouri State University, with B.S. degree in Finance and Investments. Mr. Montgomery is the son of Robert L. Montgomery, who will continue on as Chairman of the Registrant’s Board of Directors. He is also the brother of Ryan A. Montgomery, who currently serves as Chief Executive Officer.

Mr. Montgomery has an employment agreement with the Registrant dated January 2008 which has term of one year, with automatic renewal provisions. Under the event of termination, he is entitled to six month’s salary, payable over a 12 month period. Mr. Montgomery is currently paid a base salary and other cash compensation totaling $207,100 on an annual basis. Mr. Montgomery currently has stock option grants with a vested balance of 4,885 shares of common stock and unvested grants for 22,257 shares at an exercise price of $7.77. All grants have an expiration date of March 10, 2020.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated July 2, 2018 captioned: “Reliv International Announces Executive Promotions.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Reliv International, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Chesterfield, State of Missouri, on July 3, 2018.

RELIV’ INTERNATIONAL, INC.

By:	/s/ Steven D. Albright
Steven D. Albright
Chief Financial Officer